UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
November 30, 2006

HomeBanc Mortgage Trust 2006-2
(Issuing Entity)

HMB Acceptance Corp.
(Exact Name of Registrant as Specified in its Charter)

HomeBanc Corp.
(Exact Name of Sponsor as Specified in its Charter)

Delaware	333-129452	20-1116280
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Summit Blvd., Suite 100 Atlanta, GA	30319
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 459-7400

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Registrant registered issuances of its HomeBanc Mortgage Trust 2006-2 Mortgage Backed Notes through HomeBanc Mortgage Trust 2006-2, a Delaware statutory trust (the “Trust”), on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-129452) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $448,124,000 aggregate principal amount of Class A-1, Class A-2, Class M-1, Class M-2 and Class B-1 Notes of its HomeBanc Mortgage Trust 2006-2 Mortgage Backed Notes on November 30, 2006. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated November 21, 2006, as supplemented by the Prospectus Supplement dated November 28, 2006 (the “Prospectus Supplement”), to file a copy of the Trust Agreement, the Indenture, the Transfer and Servicing Agreement and the other operative agreements executed in connection with the issuance of the Notes, forms of which were filed as exhibits to the Registration Statement.

A certificate representing 100% of the ownership interest in the Trust (the “Ownership Certificate”) was issued pursuant to a trust agreement dated November 1, 2006 (the “Trust Agreement”), among HMB Acceptance Corp., as depositor (the “Depositor”), Wilmington Trust Company, as owner trustee (the “Owner Trustee”) and Wells Fargo Bank, N.A., as securities administrator (in such capacity, the “Securities Administrator”). The Notes were issued pursuant to an indenture dated as of November 1, 2006 (the “Indenture”), among HomeBanc Mortgage Trust 2006-2, as issuer (the “Issuer”), the Securities Administrator and U.S. Bank National Association, as indenture trustee (in such capacity the “Indenture Trustee”). The Trust Agreement is attached hereto as Exhibit 4.1. The Indenture is attached hereto as Exhibit 4.2.

The Notes are secured by the assets of a trust estate (the “Trust Estate”) that consists primarily of one pool of conventional, first and second lien, adjustable rate, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $456,337,192 as of November 1, 2006, and the rights of the Trust under the interest rate swap agreements described below.

The Mortgage Loans were sold by HomeBanc Corp. (the “Seller”) to the Registrant pursuant to the terms of a mortgage loan purchase agreement dated as of November 1, 2006 (the “Mortgage Loan Purchase Agreement”), between the Seller and the Registrant and were simultaneously sold by the Registrant to the Trust pursuant to the Transfer and Servicing Agreement (defined below). A copy of the Mortgage Loan Purchase Agreement is attached hereto as Exhibit 99.1.

The Mortgage Loans will be master serviced by Wells Fargo Bank, N.A. (in such capacity, the “Master Servicer”), pursuant to the terms of a transfer and servicing agreement dated as of November 1, 2006 (the “Transfer and Servicing Agreement”), among the Issuer, the Registrant, Wells Fargo Bank, N.A., as Master Servicer and as securities administrator (in such capacity, the “Securities Administrator”), HomeBanc Corp., as servicer (in such capacity, the “Servicer”) and as the Seller, and the Indenture Trustee. A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.2.

The Trust entered into four interest rate swap agreements, each dated November 30, 2006, between the Trust and Bear Stearns Financial Products Inc. to partially mitigate certain interest rate risk. Copies of the interest rate cap agreements are attached hereto as Exhibit 99.4.

Item 9.01. Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits:

4.1	Trust Agreement dated November 1, 2006, among HMB Acceptance Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Securities Administrator.

4.2	Indenture dated as of November 1, 2006, among HomeBanc Mortgage Trust 2006-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of November 1, 2006, between HomeBanc Corp., as Seller, and HMB Acceptance Corp., as Purchaser.

99.2
Transfer and Servicing Agreement dated as of November 1, 2006, among HomeBanc Mortgage Trust 2006-2, as Issuer, HMB Acceptance Corp., as Depositor, HomeBanc Corp., as Seller and as Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.3
Administration Agreement dated as of November 1, 2006, among HomeBanc Mortgage Trust 2006-2, as Issuer, HMB Acceptance Corp., as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.4	Cap Agreements dated November 30, 2006, between HomeBanc Mortgage Trust 2006-2, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.

SIGNATURES

Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on December 15, 2006.

HMB ACCEPTANCE CORP.

By:	/s/ Alana L. Griffin
Name: Alana L. Griffin
Title: Senior Vice President

EXHIBIT INDEX

Exhibit No.	Description

4.1	Trust Agreement dated November 1, 2006, among HMB Acceptance Corp., as Depositor, Wilmington Trust Company, as Owner Trustee, and Wells Fargo Bank, N.A., as Securities Administrator.

4.2	Indenture dated as of November 1, 2006, among HomeBanc Mortgage Trust 2006-2, as Issuer, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.1	Mortgage Loan Purchase Agreement dated as of November 1, 2006, between HomeBanc Corp., as Seller, and HMB Acceptance Corp., as Purchaser.

99.2
Transfer and Servicing Agreement dated as of November 1, 2006, among HomeBanc Mortgage Trust 2006-2, as Issuer, HMB Acceptance Corp., as Depositor, HomeBanc Corp., as Seller and as Servicer, Wells Fargo Bank, N.A., as Master Servicer and as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.3
Administration Agreement dated as of November 1, 2006, among HomeBanc Mortgage Trust 2006-2, as Issuer, HMB Acceptance Corp., as Depositor, Wells Fargo Bank, N.A., as Securities Administrator, and U.S. Bank National Association, as Indenture Trustee.

99.4	Swap Agreements dated November 30, 2006, between HomeBanc Mortgage Trust 2006-2, as Issuer, and Bear Stearns Financial Products Inc., as cap counterparty.